UMB SCOUT FUNDS

                      SUPPLEMENT DATED MAY 31, 2001 TO THE
             JOINT UMB SCOUT FUNDS PROSPECTUS DATED OCTOBER 31, 2000


FOR UMB SCOUT REGIONAL FUND, INC.: On May 30, 2001, shareholders of the Fund approved changes in the Fund's investment objective and policies to expand the Fund's focus from an eight-state regional small cap fund to a 50-state small cap fund. Shareholders also approved the reorganization of the Fund such that it will be called the "UMB Scout Small Cap Fund." These changes are scheduled to take effect on July 2, 2001.

FOR UMB SCOUT CAPITAL PRESERVATION FUND, INC.: On May 30, 2001, shareholders of the Fund approved changes in the Fund's investment policies to reflect a new investment focus toward investment in equity securities of companies principally engaged in energy-related businesses. Shareholders also approved the reorganization of the Fund such that it will be called the "UMB Scout Energy Fund." These changes are scheduled to take effect on July 2, 2001.

FOR ALL UMB SCOUT FUNDS: On May 12, 2001, Scout Investment Advisors, Inc. became responsible for managing the assets of the various UMB Scout Funds. Scout Investment Advisors, Inc. is a wholly-owned subsidiary of the Funds' previous manager, UMB Bank, n.a. The transfer of the advisory function from the bank to its subsidiary adviser was in response to changes in the federal securities laws. The portfolio management professionals responsible for the Funds have not changed.

On May 19, 2001, in connection with UMB Financial Corporation's acquisition of Sunstone Financial Group, Inc., Sunstone Distribution Services, LLC became the distributor for the various UMB Scout Funds.